Edison International Reports Financial Results for the Third Quarter of 2003 - Part II

                                                EDISON INTERNATIONAL
                                        SUMMARY OF CONSOLIDATED EARNINGS
                                                     (UNAUDITED)

IN MILLIONS, EXCEPT PER-SHARE AMOUNTS                    QUARTER ENDED SEPTEMBER 30,    YEAR TO DATE SEPTEMBER 30,
------------------------------------------------------------------------------------------------------------------
                                                             2003           2002        2003            2002
------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITY                                           $ 2,794         $ 2,713     $ 6,994         $ 6,754
NONUTILITY POWER GENERATION                                  1,014             954       2,412           2,164
FINANCIAL SERVICES AND OTHER                                    25              39          73             102
------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING REVENUE                                      3,833           3,706       9,479           9,020
------------------------------------------------------------------------------------------------------------------
FUEL                                                           386             354       1,013             890
PURCHASED POWER                                              1,013             780       2,187           1,615
PROVISIONS FOR REGULATORY ADJUSTMENT CLAUSES - NET             332             738       1,141           1,052
OTHER OPERATION AND MAINTENANCE                                842             759       2,450           2,298
ASSET IMPAIRMENT                                                 -              86         251              86
DEPRECIATION, DECOMMISSIONING AND AMORTIZATION                 286             256         826             759
PROPERTY AND OTHER TAXES                                        54              35         156             110
NET GAIN ON SALE OF UTILITY PLANT                               (5)             (6)         (5)             (6)
------------------------------------------------------------------------------------------------------------------
TOTAL OPERATING EXPENSES                                     2,908           3,002       8,019           6,804
------------------------------------------------------------------------------------------------------------------
OPERATING INCOME                                               925             704       1,460           2,216
INTEREST AND DIVIDEND INCOME                                    21              48         114             226
EQUITY IN INCOME FROM PARTNERSHIPS AND
    UNCONSOLIDATED SUBSIDIARIES - NET                          158             113         278             207
OTHER NONOPERATING INCOME                                       19               8          73              32
INTEREST EXPENSE - NET OF AMOUNTS CAPITALIZED                 (315)           (306)       (904)           (981)
OTHER NONOPERATING DEDUCTIONS                                  (20)            (19)        (72)            (52)
DIVIDENDS ON PREFERRED SECURITIES
    SUBJECT TO MANDATORY REDEMPTION                              -             (27)        (56)            (83)
DIVIDENDS ON UTILITY PREFERRED STOCK
    NOT SUBJECT TO MANDATORY REDEMPTION                         (1)             (1)         (4)             (4)
---------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS BEFORE TAX                   787             520         889           1,561
INCOME TAX                                                     287             175         304             482
---------------------------------------------------------------------------------------------------------------
INCOME FROM CONTINUING OPERATIONS                              500             345         585           1,079
INCOME FROM DISCONTINUED OPERATIONS - NET OF TAX                44               7          48              22
------------------------------------------------------------------------------------------------------------------
INCOME BEFORE ACCOUNTING CHANGE                                544             352         633           1,101
CUMULATIVE EFFECT OF ACCOUNTING CHANGE - NET OF TAX              -               -          (9)              -
------------------------------------------------------------------------------------------------------------------
NET INCOME                                                   $ 544           $ 352       $ 624         $ 1,101
==================================================================================================================

WEIGHTED-AVERAGE SHARES OF COMMON STOCK OUTSTANDING            326             326         326             326

BASIC EARNINGS PER SHARE:
CONTINUING OPERATIONS                                       $ 1.53          $ 1.06      $ 1.80          $ 3.31
DISCONTINUED OPERATIONS                                       0.14            0.02        0.15            0.07
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                           -               -       (0.03)              -
                                                       ------------   ------------- -----------   ----------------
TOTAL                                                       $ 1.67          $ 1.08      $ 1.92          $ 3.38
                                                       ============   ============= ===========   ================

WEIGHTED-AVERAGE SHARES, INCLUDING
    EFFECT OF DILUTIVE SECURITIES                              330             329         330             329

DILUTED EARNINGS PER SHARE:
CONTINUING OPERATIONS                                       $ 1.52          $ 1.05      $ 1.77          $ 3.28
DISCONTINUED OPERATIONS                                       0.13            0.02        0.15            0.07
CUMULATIVE EFFECT OF ACCOUNTING CHANGE                           -               -       (0.03)              -
                                                       ------------   ------------- -----------   ----------------
TOTAL                                                       $ 1.65          $ 1.07      $ 1.89          $ 3.35
                                                       ============   ============= ===========   ================

DIVIDENDS DECLARED PER COMMON SHARE                            $ -             $ -         $ -             $ -

EDISON INTERNATIONAL
Financial Overview
September 30, 2003

UNAUDITED
---------
Dollars in Millions, Except Per-Share Amounts

EDISON INTERNATIONAL (Consolidated Totals)
------------------------------------------
                                              Third Quarter          Year-to-Date
                                              -------------          ------------
                                             2003         2002       2003         2002
                                             ----         ----       ----         ----
Assets                                     $35,622      $33,873    $35,622      $33,873
Common Equity                               $5,213       $4,417     $5,213       $4,417
Revenue*                                    $3,833       $3,706     $9,479       $9,020
Earnings**                                    $544         $352       $624       $1,101
Earnings Per Share**                         $1.67        $1.08      $1.92        $3.38
Book Value Per Share                        $16.00       $13.56     $16.00       $13.56
*excludes discontinued operations
**includes parent company and discontinued operations

SOUTHERN CALIFORNIA EDISON (Electric Utility)
---------------------------------------------
                                               Third Quarter          Year-to-Date
                                               -------------          ------------
                                             2003         2002       2003         2002
                                             ----         ----       ----         ----
Assets                                     $20,322      $19,356    $20,322      $19,356
Common Equity                               $5,092       $4,238     $5,092       $4,238
Revenue                                     $2,794       $2,713     $6,994       $6,754
Earnings                                      $374         $234       $700       $1,075
Earnings Per Share                           $1.15        $0.72      $2.15        $3.30

EDISON MISSION ENERGY (Nonutility Power Generation)
---------------------------------------------------
                                               Third Quarter          Year-to-Date
                                               -------------          ------------
                                             2003         2002       2003         2002
                                             ----         ----       ----         ----
Assets                                     $11,878      $11,092    $11,878      $11,092
Common Equity*                              $1,849       $1,693     $1,849       $1,693
Revenue**                                   $1,014         $954     $2,412       $2,164
Earnings (Loss)                               $200         $149        $17         $116
Earnings (Loss) Per Share                    $0.61        $0.46      $0.05        $0.36
*includes discontinued operations in 2002 only
**excludes discontinued operations

EDISON CAPITAL (Capital and Financial Services Provider)
--------------------------------------------------------
                                               Third Quarter          Year-to-Date
                                               -------------          ------------
                                             2003         2002       2003         2002
                                             ----         ----       ----         ----
Assets                                      $3,543       $3,694     $3,543       $3,694
Common Equity                                 $824         $807       $824         $807
Revenue                                        $22          $35        $65          $81
Earnings                                       $14          $27        $41          $58
Earnings Per Share                           $0.04        $0.08      $0.13        $0.18

SOUTHERN CALIFORNIA EDISON
kWh Sales (In thousands)
September 30, 2003

                                                            QUARTER ENDED SEPTEMBER 30, 2003
                                                            --------------------------------
                                                                          INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                           8,653,763         1,161,606        15.50
AGRICULTURAL                                            408,013           (29,107)       (6.66)
COMMERCIAL                                           10,504,257           580,870         5.85
INDUSTRIAL                                            2,778,945          (172,165)       (5.83)
PUBLIC AUTHORITIES                                    1,698,502              (664)       (0.04)
RAILROADS & RAILWAYS                                     15,653              (247)       (1.55)
INTERDEPARTMENTAL                                           142                52        57.78
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        24,059,275         1,540,345         6.84

RESALE SALES                                          3,193,176         3,167,068            *
                                                ----------------------------------
  TOTAL KWH SALES                                    27,252,451         4,707,413        20.88
                                                ==================================

      *over 200%

                                                          NINE MONTHS ENDED SEPTEMBER 30, 2003
                                                          ------------------------------------
                                                                          INCREASE/(DECREASE)
                                                                        FROM
                                                      KwH               LAST YEAR         %
                                                -----------------------------------------------

RESIDENTIAL                                          26,546,508         1,495,398         5.97
AGRICULTURAL                                          1,075,673          (110,473)       (9.31)
COMMERCIAL                                           36,598,161         1,383,599         3.93
INDUSTRIAL                                           10,935,753          (750,956)       (6.43)
PUBLIC AUTHORITIES                                    6,061,984           (49,954)       (0.82)
RAILROADS & RAILWAYS                                     61,821               820         1.34
INTERDEPARTMENTAL                                           378                78        26.00
                                                ----------------------------------
  SALES TO ULTIMATE CONSUMERS                        81,280,278         1,968,512         2.48

RESALE SALES                                          7,831,085         7,804,001            *
                                                ----------------------------------
  TOTAL KWH SALES                                    89,111,363         9,772,513        12.32
                                                ==================================

      *over 200%